UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015 (November 4, 2015)

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On November 4, 2015, Goldman Sachs BDC, Inc. (the “Company”) entered into a second amendment (the “Amendment”) to its senior secured revolving credit agreement (as amended and supplemented, the “Revolving Credit Facility”) to, among other things: (1) increase aggregate commitments under the Revolving Credit Facility from $560 million to $570 million, (2) increase the accordion feature, which would allow the Company, under certain circumstances, to increase its total borrowing capacity to a maximum of $1.0 billion, (3) change the stated interest rate on the Revolving Credit Facility from LIBOR plus 2.25% to either LIBOR plus 1.75% or LIBOR plus 2.00%, depending on debt outstanding and subject to borrowing base conditions, and (4) extend the final maturity date from October 3, 2019 to November 4, 2020.

The foregoing description is only a summary of the material provisions of the Revolving Credit Facility and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 – Regulation FD Disclosure.

On November 5, 2015, the Company issued a press release, included herewith as Exhibit 99.1 and incorporated herein by reference, announcing the Amendment.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit Number	Description

10.1	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, SunTrust Bank, as Administrative Agent and as Collateral Agent, and, solely with respect to Section 5.9, DDDS BL, LLC.
99.1	Press Release of Goldman Sachs BDC, Inc., dated November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: November 5, 2015	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, SunTrust Bank, as Administrative Agent and as Collateral Agent, and, solely with respect to Section 5.9, DDDS BL, LLC.
99.1	Press Release of Goldman Sachs BDC, Inc., dated November 5, 2015.